U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 24, 2003
                                                        ------------------

                         COMMISSION FILE NUMBER: 0-30875

                            MILL CREEK RESEARCH, INC.
             (Exact name of registrant as specified in its charter)

                               Utah                           87-0633677
           (State or jurisdiction of incorporation          I.R.S. Employer
             or organization Identification No.)

                  481 N. Seranado St., Orange, California 92869
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number: (714) 633-8083; Fax (646) 444-2888

                                 FORM 8-K 12(g)
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," "Mill Creek" or "the Company" refer to Mill Creek Research, Inc., and its subsidiary.

Safe Harbor Statement

         This Form 8-K contains certain forward-looking statements. For this purpose any statements contained in this Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as may, will, expect, believe, anticipate, estimate or continue or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control. These factors include but are not limited to economic conditions generally and in the industries in which we may participate; competition within our chosen industry, including competition from much larger competitors; technological advances and failure by us to successfully develope business relationships.

Item 1. Changes in Control of Registrant.

We completed our acquisition of 100% of the issued and outstanding common shares of Safe Solutions, Inc., a private Texas company, in exchange for 2,729,239 shares of us. We plan to merge Safe Solutions into us in the future. At the present time, Safe Solutions is operating as a wholly-owned subsidiary.

The Exchange Agreement was adopted by the unanimous consent of the Board of Directors of Mill Creek and Safe Solutions on July 29, 2003. The unanimous approval of the shareholders of Safe Solutions was obtained under applicable Texas state corporate law on September 24, 2003.

Prior to the exchange, Mill Creek had 2,575,000 shares of common stock, par value $.001, issued and outstanding and no shares of preferred stock outstanding. Immediately subsequent to the stock exchange, Mill Creek had 5,304,239 shares of common stock outstanding. By virtue of the exchange, Mill Creek acquired 100% of the issued and outstanding common stock of Safe Solutions, which will be operated as a wholly owned subsidiary.

The officers of Mill Creek continue as officers of Mill Creek subsequent to the Exchange Agreement with the addition of Mr. Tony Crews and Mr. Thad Morris. See "Management" below. The new officers and directors of Safe Solutions are Mr. Tony Crews, President, Mr. Thad Morris, Secretary and Ms. Rita Thomas, Directors.

A copy of the Agreement and Plan of Reorganization is attached hereto as an exhibit. The foregoing description is modified by such reference.

(b) The following table sets forth certain information regarding beneficial ownership of the common stock of Mill Creek as of September 24, 2003 by:

* each person or entity known to own beneficially more than 5% of the common stock; * each of Mill Creek's directors; * each of Mill Creek's named executive officers; and * all executive officers and directors of Mill Creek as a group.


                                      NUMBER OF SHARES
BENEFICIAL OWNER                      BENEFICIALLY OWNED          PERCENTAGE


Stevens & Lee Investment Co.              2,250,000                42.42%

Robert C. Gibson                           550,000                 10.37%
Jeff W. Truhn                              550,000                 10.37%
Tony Crews                                 250,000                  4.71%
Rita Thomas                                 50,000                   .94%
Thad Morris                                 25,000                   .47%

All Executive Officers
and Directors & Affiliates As a
group                                    3,675,000                 69.28%

1. The address for each of these shareholders is c/o Mill Creek Research, Inc. Each person has sole voting and dispositive power with respect to all outstanding shares.



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

   (a) The consideration exchanged pursuant to the Exchange Agreement was negotiated between Mill Creek and Safe Solutions.

   In evaluating Safe Solutions as a candidate for the proposed acquisition, Mill Creek used criteria such as its existing manufacturing technology and product line and other anticipated operations, and Safe Solutions' business name and reputation. Mill Creek and Safe Solutions determined that the consideration for the exchange was reasonable.

   (b) Mill Creek intends to continue its historical businesses and proposed businesses as set forth more fully immediately below.

BUSINESS

Company Organization and Operations.

From June 3, 1999 to June, 2003, Mill Creek has only been in the organizational phase. On June 18, 2003, the Company issued a statement regarding its new website to sell the CD-ROM entitled "Drugs and Death, Profiles of Illegal Drug Abuse." The Company is presently selling this multimedia CD-ROM on its website www.millcreekresearch.com. Over the next 12 months, Mill Creek intends to concentrate its efforts into further development and enhancement of its website (www.millcreekresearch.com) and provide credit card payment solutions.

On July 29, 2003, the Company entered into an Agreement and Plan of Reorganization to acquire Safe Solutions, Inc. ("Safe Solutions"), a Texas Corporation. This agreement provided for the Company to issue 2,729,239 shares of its common stock to the shareholders of Safe Solutions and reserve for issuance 880,000 shares of its common stock for issuance upon exercise of Safe Solutions' outstanding warrants, which will be converted into warrants to purchase the Company's common stock, upon the same terms and conditions of the outstanding Safe Solutions warrants. Safe Solutions is in the business of manufacturing various skin care and pet care products utilizing extracts from the prickly pear cactus, all with insect rebuffing/repellent properties. Safe Solutions intends to concentrate its efforts into further development and enhancement of its website (www.CactusJuicetm.com) and provide credit card payment solutions. These changes will include additional information and articles of interest to consumers. Safe Solutions will be operated as a wholly owned subsidiary of Mill Creek Research, Inc.

History of Mill Creek Research, Inc.

Mill Creek Research, Inc. (the "Company") was organized under the laws of the State of Utah on June 3, 1999, and has June 30th as its fiscal year end. Since inception, the primary activity of the Company has been directed to organizational efforts. On June 18, 2003, the Company issued a statement regarding its new website to sell the CD-ROM entitled "Drugs and Death, Profiles of Illegal Drug Abuse." The Company is presently selling this multimedia CD-ROM on its website www.millcreekresearch.com On July 29, 2003, the Company entered into an Agreement and Plan of Reorganization to acquire Safe Solutions, Inc. ("Safe Solutions"), a Texas Corporation. This agreement provided for the Company to issue 2,729,239 shares of its common stock to the shareholders of Safe Solutions and reserve for issuance 880,000 shares of its common stock for issuance upon exercise of Safe Solutions' outstanding warrants, which will be converted into warrants to purchase the Company's common stock, upon the same terms and conditions of the outstanding Safe Solutions warrants.

History of Safe Solutions, Inc.

Safe Solutions, Inc. was founded and incorporated in the State of Texas on January 14, 1997. Safe Solutions is in the business of manufacturing various skin care and pet care products utilizing extracts from the prickly pear cactus, all with insect rebuffing/repellent properties. The company sells its products using the natural active ingredients from the Prickly Pear Cactus extracts, and sells under its trademark Cactus Juice. Safe Solutions is the only manufacturer in the country who is fully utilizing this unique, valuable and abundant natural resource.

The Company leases an existing production facility in Texas, and is now distributing a full line of cactus based body products such as skin care lotions and creams and a complete line of pet care products, all with insect rebuffing/repellent properties. The Company does all of the processing, from harvesting the cactus, making the extract, creating the products, filling the bottles and distributing Cactus Juice nationally, as well as internationally. The Company has United States Patent Number 5,736,584, issued April 7, 1998, which states in a description of the invention that: "[T]he insect rebuffer/repellant compositions of the invention contain, as an active ingredient, and as a major proportion of the compositions, an all natural ingredient. This all-natural ingredient is cactus extract made from the leaves and stems of the Prickly Pear or Opuntia family of cactus. This family of cactus is widespread in the Southwestern portion of the United States. "Nopalitos", namely the tender Prickly Pear stems and leaves, are a traditional vegetable in Mexico and a specialty vegetable in the United States. The vegetable is not a true leaf but rather the young, rapidly growing flattened stems or cladodes of the Prickly Pear cactus. The vestigial true leaves, often subtended by spines, are present in the early stages of Nopalito growth, but usually begin to fall off by the time the Nopalitos reach commercial size. Good quality Nopalitos are fresh looking, turgid with a brilliant green color. After trimming and chopping, the Nopalitos may be eaten as a fresh or cooked vegetable, resembling green beans somewhat in flavor."

The patent goes on to describe the invention as "[a]n insect repelling composition includes a mineral oil based carrier and, as an active ingredient, an insect repelling amount of cactus extract made from the leaves and stems of the Prickly Pear Cactus. A pest repellant formulation can be prepared by combining an oil based carrier with an insect repelling amount of cactus extract and applying the repellent to the skin, hair or fur of a mammal. . . . The compositions of the invention are effective at rebuffing/repelling a variety of small blood feeding pests from the skin, hair and fur of various mammals including the epidermis of humans. The compositions are especially preferred for use in rebuffing/repelling mosquitoes, black flies, gnats and other airborne pests." The Company intends to concentrate its efforts into further development and enhancement of the Safe Solutions' website (www.CactusJuicetm.com) and increase its wholesale and retail sales network.

ADMINISTRATIVE OFFICES

Mill Creek's administrative offices facilities are located at 481 N. Seranado St., Orange, California. To date, the Company has office space provided without charge by a director of the company. Such costs are immaterial to the financial statements and accordingly have not been reflected therein. Safe Solutions has its administrative offices located at 1007 North Cactus Trail, Seymour, Texas.

TRADEMARKS AND PATENTS

The Company relies on a combination of trade secret, copyright and trademark law, nondisclosure agreements and technical security measures to protect its products. Notwithstanding these safeguards, it is possible for competitors of the company to obtain its trade secrets and to imitate its products.
Furthermore, others may independently develop products similar or superior to those developed or planned by the Company.


Safe Solutions has United States Patent Number 5,736,584, issued April 7, 1998, which states in a description of the invention that: "[T]he insect rebuffer/repellant compositions of the invention contain, as an active ingredient, and as a major proportion of the compositions, an all natural ingredient. This all-natural ingredient is cactus extract made from the leaves and stems of the Prickly Pear or Opuntia family of cactus. This family of cactus is widespread in the Southwestern portion of the United States. "Nopalitos", namely the tender Prickly Pear stems and leaves, are a traditional vegetable in Mexico and a specialty vegetable in the United States. The vegetable is not a true leaf but rather the young, rapidly growing flattened stems or cladodes of the Prickly Pear cactus. The vestigial true leaves, often subtended by spines, are present in the early stages of Nopalito growth, but usually begin to fall off by the time the Nopalitos reach commercial size. Good quality Nopalitos are fresh looking, turgid with a brilliant green color. After trimming and chopping, the Nopalitos may be eaten as a fresh or cooked vegetable, resembling green beans somewhat in flavor."

Safe Solutions is now distributing a full line of cactus based body products such as skin care lotions and creams and a complete line of pet care products, all with insect rebuffing/repellent properties. The Company does all of the processing, from harvesting the cactus, making the extract, creating the products, filling the bottles and distributing Cactus Juice nationally, as well as internationally.

LITIGATION

The Company is not a party to any material pending legal proceedings and, to the best of its knowledge, no such action by or against the company has been threatened.

MANAGEMENT

Directors and Executive Officers.

The following table sets forth the names and ages of the current directors and executive officers of Mill Creek who will remain so with the combined entity, their principal offices and positions and the date each such person became a director or executive officer. Our executive officers are re-elected annually by the Board of Directors. Our directors serve one year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. There are no family relationships between any of the directors and executive officers. In addition, there was no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

Our directors and executive officers are as follows:

Name              Age            Positions                       Date
----------------------------------------------------------------------------
Ms. Rita Thomas   60      President and Chairman of          June 3, 1999
                            the Board of Directors            to Present

Mr. Tony Crews    50      Secretary/Treasurer/Director       July 11, 2003
                                                              To Present

Mr. Thad Morris   56               Director                  July 11, 2003
                                                              To Present

Rita Thomas, age 60, is president of Thomas & Associates, a paralegal service firm in Orange, California. From 1990 to present Ms. Thomas has provided legal support services including document and information research, teaching and litigation staff support for various legal firms. From 1985 to April, 1990, Ms. Thomas owned and operated Select Care Products, Inc., a company offering individual distributorship programs for pet care products. Ms. Thomas has been a financial consultant and an independent Life and Health Insurance Agent and Broker between 1986 and present. Between 1961 and 1989, Ms. Thomas has taught in public school and private school from kindergarten through university level in Louisiana, Virginia, Texas, Pennsylvania, Colorado, and California. Ms. Thomas was Director of Paralegal Studies, Pacific Coast College, Orange, California from 1989 to 1991 where she was involved in administration of student and teacher activities and counseling of legal studies and teaching in legal and computer classes. Between 1965 and 1967, Ms. Thomas received her degrees in BA Education and MEd. from McNeese State University, Lake Charles, Louisiana where she was Director of Childcare Center. Ms. Thomas is also the President and Director of Regency Capital West, Inc., Morgan Clark Management, Inc. and OTC Dreamwerks, Inc., all reporting public companies. Ms. Thomas received her juris doctorate degree in 1985 from Western State University, Fullerton, California.

Mr. C. L. "Tony" Crews, age 50, is the president of Northwest Funding, established in 1979 to broker and fund various commercial ventures consisting of medical and consumer lending. Mr. Crews has been associated with several Texas banks as director. He is currently working as a business consultant in addition to be President of Northwest Funding. Mr. Crews established a health care model know as "Medical Clinics of America", for hospitals to move into suburban markets. This current model is in use throughout the Southwest. He is also an executive director of a non-profit organization that matches first time, sub-prime homebuyers to a market of mortgage lenders.

H. Thad Morris, 56, is President and CEO of Gemini Medical Systems, a healthcare company located in San Clemente, CA. Mr. Morris has been in the healthcare business more than 30 years and has been an officer and director in public and private corporations. Mr. Morris served as President, CEO and Chairman of the Board of two, publicly traded companies prior to forming Gemini. During his career, Mr. Morris was responsible for more than 75 Food and Drug Administration
(FDA) 510(k) Pre-Market Approval filings required to market a variety of laboratory tests and test kits. Mr. Morris also introduced tests and test kits for retail consumers, including tests for drugs of abuse, pregnancy and colorectal cancer screening. Mr. Morris has authored peer-reviewed scientific papers in AIDS research and was responsible for patent submissions. Additionally, he was a founding member of the International Contributions to Hemostasis Awards, presented to research scientists for significant research in the field of bleeding and blood clotting disorders. He has international experience in Europe, Japan and South America.

The directors named above will serve until the next annual meeting of the Company's shareholders. Thereafter, directors will be elected for one-year terms at the annual shareholders' meeting. Officers will hold their positions at the pleasure of the Board of directors, absent any employment agreement.

EXECUTIVE COMPENSATION

There were no stock awards, restricted stock awards, stock options, stock appreciation on rights, long-term incentive plan compensation or similar rights granted to any Named Executive Officer during any of the Company's last fiscal year. None of the Named Executive Officers presently holds directly any stock options or stock purchase rights. On June 10, 2003, the shareholders approved 2,000,000 shares for a Stock Plan for employees, consultants, and directors, to be approved and administered by the Board of Directors.

CERTAIN TRANSACTIONS

Acquisition of Controlling Interest

The Company entered into the July 29, 2003 Agreement and Plan of Reorganization which was completed and resulted in 2,729,239 shares being issued to the shareholders of Safe Solutions, Inc. Immediately subsequent to the stock exchange, Mill Creek had 5,304,239 shares of common stock outstanding. By virtue of the exchange, Mill Creek acquired 100% of the issued and outstanding common stock of Safe Solutions, which will be operated as a wholly owned subsidiary.

Future Transactions

Any future transactions, including loans, between the Company and any of its officers, directors, affiliates and principal shareholders will be on terms no less favorable to the Company than can be obtained from unaffiliated third parties. Any such transactions will be subject to approval of a majority of the Board of Directors.

Recent Stock Issuances

The Company entered into the July 29, 2003 Agreement and Plan of Reorganization which was completed and resulted in 2,729,239 shares being issued to the shareholders of Safe Solutions, Inc.

RESOLVING CONFLICTS OF INTEREST.

The Board of Directors has determined that its Directors are to disclose all conflicts of interest and all corporate opportunities to the entire Board of Directors. Any transaction involving a conflict of interest engaged in by the Company shall be on terms no less favorable than could be obtained from an unrelated third party. A director will only be allowed to pursue a corporate opportunity in the event it is first disclosed to the Board of Directors and the Board determines that the Company shall not pursue the corporate opportunity.

DESCRIPTION OF SECURITIES

General

The Company's authorized capital structure presently consists of one class of Common Stock. There are authorized 100,000,000 shares of a voting Common Stock, par value $0.001 per share, of which 5,304,239 shares are issued and outstanding as of September 24, 2003. There is currently outstanding 20 warrants to purchase 880,800 shares of the Company's Common Stock.

Description of Common Stock

The Company is authorized for the issuance of 100,000,000 shares of a voting Common Stock, par value $0.001 per share, of which 5,304,239 shares are issued and outstanding as of September 24, 2003. Each issued and outstanding share entitles its holder to one vote. The shares of the Company's Common Stock have no preemptive or other subscription rights, and have no conversion rights. In the event of liquidation, holders of the Company's Common Stock will share on a pro rata basis all assets legally available for distribution to shareholders, subject to the liquidation preference of any outstanding shares of the Company's Preferred Stock.

Holders of the Company's Common Stock have one vote for each share outstanding. The presence, in person or by proxy, of a majority of the outstanding shares constitutes a quorum at meetings of shareholders. The vote of the holders of a majority of the shares present at a meeting at which a quorum is present shall be the act of the shareholders unless the vote of a greater number is required by law or by the Articles of Incorporation. The Company's Common Stock does not have cumulative voting rights. Therefore, the holders of more than fifty percent of the outstanding shares voting for the election of directors can elect all members of the Board of Directors, and in such event, the holders of the remaining shares will not be able to elect any persons of the Board of Directors.

TRANSFER AGENT.

The Company has retained Atlas Stock Transfer Corp., 5899 So. State St., Salt Lake City, Utah 84107, for the disposition of its outstanding Common Stock shares.

RISK FACTORS

Losses Have Been Incurred Since Inception.

Mill Creek Research, Inc. is in its initial stages of development with no revenues or income and is subject to all the risks inherent in the creation of a new business. Since Mill Creek Research, Inc.'s principal activities to date have been limited to organizational activities and prospect development, it has no record of any revenue-producing operations. Consequently, there is no operating history upon which to base an assumption that Mill Creek Research, Inc. will be able to achieve its business plans.
In addition, Mill Creek has only limited assets. As a result, there can be no assurance that Mill Creek will generate significant revenues in the future; and there can be no assurance that Mill Creek will operate at a profitable level. If Mill Creek is unable to obtain customers and generate sufficient revenues so that it can profitably operate, its business will not succeed.

Although the company, Safe Solutions, Inc., acquired by Mill Creek, does have an operating and financial history, it is limited. Therefore, this firm may not be able to generate sufficient revenues to make it successful.

Available Funds Not Adequate for Company to be Competitive.

The funds available to Mill Creek from its principals will not be adequate for it to be competitive in the areas in which it intends to operate. Therefore, Mill Creek will need to raise additional funds in order to implement its business plan. Mill Creek's continued operations therefore will depend upon its ability to raise additional funding and there is no assurance that Mill Creek will be able to obtain additional funding when needed, or that such funding, if available, can be obtained on terms acceptable to Mill Creek. If Mill Creek cannot obtain needed funds, it may be forced to curtail or cease its activities. If additional shares were issued to obtain financing, current shareholders may suffer a dilutive effect on their percentage of stock ownership in Mill Creek Research, Inc.

Control of Mill Creek Research, Inc. by Officers, Directors and Principal Common Shareholders.

Mill Creek's officers, directors and principal common shareholders, after the acquisition is completed, will beneficially own, directly or indirectly, 69.28% of the outstanding shares of Mill Creek's common stock. As a result, such persons, acting together, have the ability to exercise significant influence over all matters requiring stockholder approval. Accordingly, it could be difficult for the investors hereunder to effectuate control over the affairs of Mill Creek. Therefore, it should be assumed that the officers, directors, and principal common shareholders who control the majority of voting rights will be able, by virtue of their stock holdings, to control the affairs and policies of Mill Creek.

Limitations on Liability, and Indemnification, of Directors and Officers.

Mill Creek's articles of incorporation include provisions to eliminate, to the fullest extent permitted by the Utah Revised Statutes as in effect from time to time, the personal liability of directors of Mill Creek Research, Inc. for monetary damages arising from a breach of their fiduciary duties as directors. The articles of incorporation and bylaws also include provisions to the effect that Mill Creek Research, Inc. may, to the maximum extent permitted from time to time under applicable law, indemnify any director or officer for any amounts which he becomes legally obligated to pay in connection with any claim against him based upon any action or inaction which he may commit, omit or suffer while acting in his capacity as a director and/or officer of Mill Creek Research, Inc. Such limitation of liability and indemnification may result in Mill Creek Research, Inc. paying significant sums based on the actions of its officer and directors, and the company may not have a recourse against these individuals.

Development Stage Company

Since inception on June 3, 1999, we have been engaged almost exclusively in organizational, research and development activities and has just recently initiated our website development and ecommerce website. Accordingly, as a development stage company, we have had a limited relevant operating history upon which an evaluation of our prospects can be made. Consequently, the likelihood of success of our business must be considered in view of all of the risks, expenses and delays inherent in the establishment of a new business, including, but not limited to, expenses and delays of an ongoing business that is commenced, slower than anticipated sales and marketing activities, the uncertainty of market assimilation of our products, services and other unforeseen factors. The likelihood of the our success must be considered in light of the problems and expenses that are frequently encountered in connection with the operation of a new business and the competitive environment that it encounters.

Limited Operating History; Losses.

Mill Creek presently have had no business operations and we have only a limited prior operating history. To date, our operations have been narrowly confined to research and development, infrastructure and market planning, and cultivation of its sales and marketing network. As of September 30, 2003, there have been no revenues. We anticipate that we will continue to incur losses and generate negative cash flow over the next six months. At this time, we have no revenues, and there is no assurance that we will ever have significant revenues or be profitable or achieve positive cash flow from operations.

Recently Reorganized Company.

We were incorporated on June 3, 1999 in the state of Utah. From our inception, we have been in the development stage and was primarily engaged in the business of seeking a merger candidate. To date, we have had limited operating history and have not conducted any significant business. We must therefore be considered promotional and in our early formative and developmental stages. Potential shareholders should be aware of the difficulties normally encountered by a new enterprise. There is nothing at this time on which to base an assumption that our business plans will prove successful, and there is no assurance that we will be able to operate profitably.

Dependence Upon Key Personnel.

   Our success depends, in part, upon the successful performance of our President Ms. Rita Thomas, and on Mr. Tony Crews, President of Safe Solution, Inc.. We have employed and will in the future employ additional qualified executives, employees and consultants having significant experience delivering the business expertise needed, if Ms. Thomas and Mr. Crews fail to perform any of their duties undertaken by her for any reason whatsoever, our ability to develop and operate our websites, our ecommerce business and our skin products line would be harmed. Moreover, we believe there are available qualified managerial and other personnel in sufficient numbers to properly staff our facilities and offices, but we cannot be sure we could do so.

Competition.

        The Company faces competition from a wide variety of skin care products with natural insect repellent properties, many of which are manufactured by companies having substantially greater financial, marketing and technological resources than the Company.


     The major competitors, product name, and major ingredients are:
o   Avon Corp.            Skin-So-Soft              lotion                Citronella 0.05%
                          Skin-So-Soft Bug Guard    pump spray            Citronella 0.10%
o   Consep, Inc           Bite Blocker              lotion, oil, spray    Soybean oil, 2%
o   Quantum, Inc.         Buzz Away                 towelette, spray      Citronella, 5%
                          Buzz Away(SPF 15)         lotion
o   Tender Corp.          Natrapel                  lotion, spray         Citronella, 10%
o   All Terrain Co.       Herbal Outdoor Protection lotion                Citronella, 12%, oils of
                          Complete Outdoor          lotion                Cedarwood, lavender,
                          Protection (SPF 20)                             lemongrass, & peppermint
                          Herbal Armor              pump spray            Citronella, 15%, oil of
                                                                          Clove, cedarwood, eucalyptus,
                                                                          lemongrass, Peppermint, & garlic
o   Green Ban             Green Ban for People      oil                   Citronella, 5%
                                                                          Peppermint 1%
                          Double Strength           oil                   Citronella, 10%
                                                                          Peppermint 2%
o   Coulston Prod.        Duranon                   aerosol, pump         Permethrin 0.5%
o   Sawyer Prod.          Permethrin Tick Repellent aerosol, pump         Permethrin 0.5%
o   United Ind. Corp.     Cutter Outdoorsman
                          Gear Guard                aerosol               Permethrin 0.5%
o   Wisconsin Pharmacal   Repel Permanone           aerosol               Permethrin 0.5%

The major seller of DEET based insect repellents is SC Johnson, with their line of Off! Skinastic products, which contains 5% DEET. There are more than 200 products with N,N-diethyl-m-toluamide, commonly known as DEET, which does the best job at repelling insects. Oddly, scientists have not pinpointed what it is about DEET that makes insects pass over people, but after forty years of use, the theory is that it disturbs the insect's ability to find you by masking the scent of exhaled carbon dioxide. DEET has been accused of causing everything from birth defects to cancer, but numerous studies have yet to turn up any link between the chemical and any ill effects when the product is used properly. While DEET does penetrate human skin, the body eliminates it through urination and it does not appear to accumulate over time. Used improperly though, and the person could end up with a rash, seizure, swelling, and other side effects. The percentage of DEET in the product is what determines it efficacy. SC Johnson has a family of DEET based products with strengths ranging from 5%, 7% to 10% DEET, with sunscreen. SC Johnson has now come out with OFF!(R) Botanicals(TM) Insect Repellent, which uses a plant-based ingredient containing the insect repellent found in eucalyptus plants.

Conflicts of Interest.

Certain conflicts of interest exist between us and our officers and directors. They have other business interests to which they devote attention, and they may be expected to continue to do so although management time should be devoted to our business. As a result, conflicts of interest may arise that can be resolved only through exercise of such judgment as is consistent with their fiduciary duties.

Possible Need for Additional Financing.

We have very limited funds, and such funds may not be adequate to take advantage of any available business opportunities. Even if our funds prove to be sufficient to acquire an interest in, or complete a transaction with, a business opportunity, we may not have enough capital to exploit the opportunity. Our ultimate success may depend upon our ability to raise additional capital. We have not investigated the availability, source, or terms that might govern the acquisition of additional capital and will not do so until we determine a need for additional financing. If additional capital is needed, there is no assurance that funds will be available from any source or, if available, that they can be obtained on terms acceptable to us. If not available, our operations will be limited to those that can be financed with our modest capital.

No Public Market for Company's Securities.

Prior to and subsequent to filing this 8-K, no public trading market existed for the common stock of Mill Creek Research, Inc. There can be no assurances that a public trading market for the common stock will develop or that a public trading market, if developed, will be sustained. If an active trading market does in fact develop for the common stock, there can be no assurance that it will be maintained. If for any reason a public trading market does not develop, holders of such securities may have difficulty in selling their securities should they desire to do so.

ITEM 3 - BANKRUPTCY OR RECEIVERSHIP

         Not Applicable

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable

ITEM 5 - OTHER EVENTS

         Not Applicable

ITEM 6 - RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

On September 24, 2003, Messrs Robert Gibson and Jeff Truhn resigned as officers and directors of Safe Solutions, Inc.

ITEM 7 - FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT
Board of Directors
Safe Solutions, Inc.


I have audited the accompanying balance sheet of Safe Solutions, Inc., as of December 31, 2003 and December 31, 2002, and the related statements of operations, stockholders' equity and cash flows for the period from inception (January 14, 1997) to December 31, 2003. These financial statements are the responsibility of the company's management. My responsibility is to express an opinion on these financial statements based on my audit in accordance with standards established by the American Institute of Certified Public Accountants.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, except for inventory that was not observed and the entity's ability to continue as a going concern without continued financial support, the financial statements referred to above present fairly, in all material respects, the financial position of Safe Solutions, Inc., as of December 31, 2003 and December 31, 2002, and the related statements of operations, stockholders' equity and cash flows for the period from inception (January 14, 1997) to December 31, 2003 in conformity with generally accepted accounting principles.

Banker & Co.
/s/Jitendra Shantikumar Banker
------------------------------
Jitendra Shantikumar Banker, C.P.A.
(License No. 01696129)
Costa Mesa, CA
June 21, 2004

                              SAFE SOLUTIONS, INC.
                                  BALANCE SHEET
                                December 31, 2003


                                          Dec. 31, 2003     Dec. 31, 2002
ASSETS
CURRENT ASSETS:
Cash                                             $    54,592      $    77,411
Accounts Receivable                                   22,050           32,681
                                                 -----------      -----------
TOTAL CURRENT ASSETS                             $    76,642      $   110,092

Inventory                                        $   105,357      $   123,965
Equipment                                        $   105,857      $   170,946

TOTAL ASSETS                                     $   287,856      $   405,003
                                                 ===========      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts Payable- Trade                          $    38,385      $    62,162
Accounts Payable- Other                          $    22,201      $    22,201

TOTAL CURRENT LIABILITIES                        $    60,586      $    84,363
LONG-TERM DEBT
City of Seymour -Principle Amt                   $   691,834      $   691,834
     Accrued Interest                            $   122,800      $    67,736
City of Seymour -Principle Amt                   $    25,000      $    25,000
     Accrued Interest                            $       658      $       616
Seymour Community Dev. Corp                      $    33,018      $    32,428
     Accrued Interest                            $     1,651      $     1,590
TOTAL LIABILITIES                                $   935,547      $   903,567
                                                 -----------      -----------

STOCKHOLDERS' EQUITY:
Common stock, $.0001 par value authorized
10,000,000 shares, issued and
outstanding at Dec 31, 2003, 2,729,239 shares
   Dec 31, 2003, 2,729,239 shares                $       273
   Dec 31, 2002, 2,719,239 shares                                 $       272
Stock Subscription Receivable
Additional paid in Capital                       $   578,301      $   575,802
Deficit Accumulated During Development           $ 1,074,638)
Stage                                            ($1,226,265)               (
TOTAL STOCKHOLDERS' EQUITY                       ($  647,691)     ($  498,564)
                                                 -----------      -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $   287,856      $   405,003
                                                 ===========      ===========
See accompanying notes to financial statements


                              SAFE SOLUTIONS, INC.
                             STATEMENT OF OPERATIONS
                                December 31, 2003




                                               Year Ended           From Jan 14, 1997
                                               ----------            (Inception) to
                                        Dec. 31, 2003  Dec.31, 2002  Dec. 31, 2003
                                        -------------  ------------  -------------
INCOME:
Revenue                                 $   470,902   $   696,719    $ 3,256,054
TOTAL INCOME                            $   470,902   $   696,719    $ 3,256,054

EXPENSES:
General, and Administrative             $   570,005   $   793,290    $ 4,840,750
Amortization                            $    52,524   $    52,524    $   296,685
Total Expenses                          $   622,529   $   845,814    $ 5,137,435
Net Profit/Loss(-) From Operations      ($  151,627)  ($  149,095)   ($1,226,265)
Interest Income
INCOME (LOSS) BEFORE INCOME TAXES       ($  151,627)  ($  149,095)   ($1,226,265)
Provision for income tax
NET INCOME (LOSS)                       ($  151,627)  ($  149,095)   ($1,226,265)
    Deficit Balance Brought Forward     ($1,074,638)  ($  925,543)   $         0
    Deficit Balance Carry Forward       ($1,226,265)  ($1,074,638)   ($1,226,265)
NET INCOME (LOSS)
PER SHARE
    -BASIS AND DILUTED                  ($    0.056)  ($    0.055)   ($    0.449)
AVERAGE NUMBER OF SHARES OF COMMON
STOCK OUTSTANDING                         2,729,239     2,719,239      2,729,239


See accompanying notes to financial statements




                                                  SAFE SOLUTIONS, INC.
                                           STATEMENT OF STOCKHOLDERS' EQUITY
                                                 Inception Jan 14, 1997
                                                   December 31, 2003


                                                                    Additional        (Deficit)
                                               Common     Stock      paid-in      Accumulated During
                                               Shares     Amount     capital       Development Stage         TOTAL
Stock Issued for cash and
organizational costs Jan 14, 1997               3,000     $3,000                                             $3,000
Net Income Jan 14, 1997(inception) to
Dec 31, 1997                                                                             ($9,269)          ($9,269)
Balance December 31, 1997                       3,000     $3,000                         ($9,269)          ($6,269)
                                                =====     ======                         ========          ========

Stock Cancelled June 20, 1998                   -3000    -$3,000                                           ($3,000)
 Stock Issued for cash at $.0001 par
value on June 20, 1998                      1,200,000       $120        $2,880                               $3,000
 Stock Issued for Services at $.0001
par value on June 20, 1998                    360,000        $36                                                $36

Net Income to Dec 31, 1998                                                              ($23,554)         ($23,554)

Balance December 31, 1998                   1,560,000       $156        $2,880          ($32,823)         ($29,787)
                                            =========       ====        ======          =========         =========

Stock Issued for Services                     108,000        $11                                                $11

Stock Issued for Cash                         446,170        $45      $300,580                             $300,625

Net Income to Dec. 31, 1999                                                            ($281,760)        ($281,760)

Balance December 31, 1999                   2,114,170       $212      $303,460         ($314,583)         ($10,911)
                                            =========       ====      ========         ==========         =========

Stock Issued for Cash                         414,402        $41      $198,359                             $198,400

Net Income to Dec 31, 2000                                                             ($409,383)      ($1,064,500)

Balance Dec 31, 2000                        2,528,572       $253      $501,819         ($723,966)        ($221,894)
                                            =========       ====      ========         ==========        ==========

Stock Issued for Services                      24,000         $2                                                 $2

Stock Issued for Cash                         166,667        $17       $73,983                              $74,000

Net Income to Dec 31, 2001                                                             ($201,577)        ($201,577)

Balance Dec 31, 2001                        2,719,239       $272      $575,802         ($925,543)        ($349,469)
                                            =========       ====      ========         ==========        ==========

Net Income to Dec 31, 2002                                                             ($149,095)        ($149,095)

Balance Dec 31, 2002                        2,719,239       $272      $575,802       ($1,074,638)        ($498,564)
                                            =========       ====      ========       ============        ==========

Stock Issued for Services                      10,000         $1        $2,499                               $2,500

Net Income to Dec 31, 2003                                                             ($151,627)        ($151,627)

Balance Dec 31, 2003                        2,729,239       $273      $578,301       ($1,226,265)        ($647,691)
                                            =========       ====      ========       ============        ==========
See accompanying notes to financial statements






                                             SAFE SOLUTIONS, INC.
                                           STATEMENT OF CASH FLOWS
                                              December 31, 2003

                                                                                From Jan 14, 1997
                                                                 Year Ended      (Inception) to
                                              Dec. 31, 2003     Dec. 31, 2002     Dec. 31, 2003
                                              -------------     -------------     -------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                              ($  151,627)     ($  149,095)     ($1,226,265)
Stock Issued for Services                      $     2,500                       $     2,549
Depreciation and Amortization                  $    52,524      $    52,524      $   296,685
Increase (Decrease) in Assets                  $   105,744      $   127,152      $   501,363
Increase (Decrease) in Liabilities             ($   31,960)     ($   21,188)     ($  804,048)
   Net Cash (Used) In Operating Activities     ($   22,819)     $     9,393      ($1,229,716)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of organizational costs
Purchase of other assets                              --               --        ($  290,217)
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock for cash                     --               --        $   569,025
Issuance of common stock for debt conv
Issuance of Corp. Note (Loans)                        --        $    44,000      $ 1,002,500

Net Increase (Decrease) in Cash                ($   22,819)     $    53,393      $    51,592

Cash, Beginning of Period                      $    77,411      $    24,018      $     3,000

Cash, End of Period                            $    54,592      $    77,411      $    54,592


See accompanying notes to financial statements


Safe Solutions, Inc.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS.

Safe Solutions, Inc. was founded and incorporated in the State of Texas on January 14, 1997. Safe Solutions is in the business of manufacturing various skin care and pet care products utilizing extracts from the prickly pear cactus, all with insect rebuffing/repellent properties. The company sells its products using the natural active ingredients from the Prickly Pear Cactus extracts, and sells under its trademark Cactus Juice. Safe Solutions is the only manufacturer in the country who is fully utilizing this unique, valuable and abundant natural resource.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

Accounting Method.

Safe Solutions, Inc. records income and expenses on the accrual method of accounting.

Cash and Cash Equivalents.

Safe Solutions, Inc. maintains a cash balance in an interest bearing bank that currently does not exceed federally insured limits. For the purpose of the statement of cash flows, all highly liquid investments with the maturity of three months or less are considered to be cash equivalents. There are no cash equivalents as of December 31, 2003.

Income Taxes.

Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109 (SFAS #109) "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting.
Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

Estimates.

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Organizational Costs.

Costs incurred to organize Safe Solutions, Inc. are being expensed as occurred.

Loss Per Share.

Net Loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) "Earnings Per Share." Basic loss per share is computed by dividing losses available to common stockholders by the weighted average of number of common shares outstanding during the period. Diluted loss per share reflects per share amounts that would result if dilutive common stock equivalents had been converted to common stock. As of December 31, 2003, warrants have been excluded from the loss per share calculations because they would not be dilutive.

NOTE 3 - STOCKHOLDERS' EQUITY.

Common Stock.

The authorized common stock of Safe Solutions, Inc. consists of 10,000,000 shares of its $0.0001 par value common stock.

Preferred Stock.

Safe Solutions, Inc. is not authorized to issue preferred stock.

Stock Warrants.

Safe Solutions, Inc. issued stock warrants to purchase 880,800 shares of common stock for $0.30 to $1.00 per share to 20 investors.

NOTE 4 - MERGER AGREEMENT.

In July of 2003, Safe Solutions, Inc. entered into a merger agreement with Mill Creek Research, Inc. Pursuant to terms of the agreement, Safe Solutions, Inc.'s shareholders will be issued one share of Mill Creek Research, Inc.'s common stock in exchange for each share of their common stock in Safe Solutions, Inc.

NOTE 5 - RELATED PARTY TRANSACTIONS.

The directors of Safe Solutions, Inc. are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between Safe Solutions, Inc. and the other business interests. Safe Solutions, Inc. has not formulated a policy for the resolution of such conflicts.

NOTE 6 - STOCK WARRANTS.

Safe Solutions, Inc. issued stock warrants to purchase 880,800 shares of common stock for $0.30 to $1.00 per share to various investors. This company applies APB Opinion No. 25 in accounting for its stock warrants, and, accordingly, no compensation costs has been recognized in the financial statements. The pro forma impact of recognizing compensation costs based on the fair value at the grant date for stock options under SFAS No. 123 on Safe Solutions, Inc.'s reported operations was zero for the period ended December 31, 2003. Accordingly, the pro forma impact of recognizing compensation costs under SFAS No. 123 on basic and diluted loss per share was immaterial for the period ended December 31, 2003.

PRO-FORMA FINANCIAL INFORMATION

The following unaudited pro forma combined condensed financial statements include the historical and pro forma effects of the acquisition of Safe Solutions, Inc. by Mill Creek Research, Inc.

The following unaudited pro forma combined condensed financial statements have been prepared by the management of Mill Creek Research, Inc. from its audited financial statements and the audited financial statements of Safe Solutions, Inc. The unaudited pro forma combined condensed statements reflect the combined operations of these companies as if the acquisition transaction had occurred on December 31, 2003. See "Note 1- Basis of Presentation."

                                         Mill Creek Research, Inc.
                                      Pro Forma Combined Balance Sheet
                                             December 31, 2003
                                                (unaudited)

                                                                                            Mill Creek
                                                                                            Research, Inc.
                                         Mill Creek        Safe Solutions, Inc.  Pro Forma  Combined
                                         Research, Inc.                          Adjustment Pro Forma
Assets:
Current Assets
   Cash                                  $0                $54,592                          $54,592
   Accounts Receivable                   $0                $22,050                          $22,050
Total Current Assets                                       $76,642                          $76,642

    Inventory                                              $105,357                         $105,357
     Equipment                                             $105,857                         $105,857
Organizational costs, net                $0                $287,856                         $287,856
Total Assets

Liabilities And Shareholders Equity:
Current Liabilities
   Accounts Payable                      $100              $60,586                          $60,686
Total Current Liabilities                $0                $60,586                          $60,686
   Long Term Debt                        $0                $874,961                         $874,961
Total Liabilities                        $100              $935,547                         $935,647
Shareholders' Equity:
   Common Shares                         $2,575            $273                             $2,848
   Stock Subscription Receivable         $0
   Additional Paid-In Capital            $0                $578,301                         $578,301
   Accumulated Deficit                   ($2,475)          ($1,226,265)                     ($1,228,740)
                                         $100              ($647,691)                       ($647,591)
                                         $0                $287,856                         $288,056
Total Shareholders' Equity
Total Liabilities and Shareholders'
Equity

See accompanying notes to financial statements






                            Mill Creek Research, Inc.
              Pro Forma Combined Condensed Statement of Operations
                                December 31, 2003
                                   (Unaudited)

                                                                         Mill Creek
                                                                         Research, Inc.
                          Mill Creek        Safe Solutions, Pro Forma    Combined
                          Research, Inc.    Inc.            Adjustment   Pro Forma

Sales                     $       200       $   470,902                 $   471,102
Cost of Sales
Gross Profit              $       200       $   470,902                 $   471,102

Operating Expenses                  0       $   622,529                 $   622,529

Interest Income                     0                 0                           0

Net Income (Loss)         $       200       ($  151,627)                ($  151,427)

Net Loss Per Share                Nil               Nil                         Nil

Weighted Average Shares     2,575,000         2,729,239                   5,304,239
Outstanding

See accompanying notes to financial statements






                                            Mill Creek Research, Inc.
                              Pro Forma Combined Condensed Statement of Cash Flows
                                                December 31, 2003
                                                   (unaudited)
                                                                                                 Mill Creek
                                                                                                 Research, Inc.
                                                   Mill Creek     Safe Solutions,   Pro Forma    Combined
                                                   Research, Inc. Inc.              Adjustment   Pro Forma
Cash Flows from Operating Activities
   Net Income (Loss)                                $     200      ($151,627)          --        ($151,427)
   Stock Issued for Services                                       $   2,500           --        $   2,500
   Depreciation and Amortization                            0      $  52,524           --        $  52,524
   Increase (Decrease) in Assets                            0      $ 105,744           --        $ 105,744
   Increase (Decrease) in Liabilities                              ($ 31,960)          --        ($ 31,960)
Net Cash Used in Operations                         $     200      ($ 22,819)          --        ($ 22,619)

Cash Flows from Investing Activities
   Purchase of Note Receivable
   Organizational Costs                                     0           --             --
Net Cash Used in Investing

Cash Flows from Financing Activities
Net Cash Provided by Financing

Net Increase(Decrease) in Cash                      $     200      ($ 22,819)          --        ($ 22,619)

Cash, Beginning (Mill Creek Research, Inc.)         $       0
Cash Beginning (Safe Solutions, Inc.)               $  77,411           --        $  77,411

Cash December 31, 2003                                      0      $  54,592           --        $  54,792

See accompanying notes to financial statements


NOTES TO UNAUDITED PRO FORMA
COMBINED CONDENSED FINANCIAL STATEMENTS


NOTE 1.   BASIS OF PRESENTATION.

The accompanying pro forma unaudited condensed financial statements ("pro forma statements") of Mill Creek Research, Inc. have been prepared from the audited financial statements of Mill Creek Research, Inc. and Safe Solutions, Inc., Inc. as, at, and for the six and twelve month periods, respectively, ended on December 31, 2003, together with other information made available to the companies. In the opinion of management, these pro forma statements include all adjustments necessary for a fair presentation. These entities are not related to each other.

NOTE 2.  PRO FORMA ASSUMPTIONS.

The pro forma unaudited condensed balance sheet gives effect to an acquisition agreement dated July 29 of 2003 between Mill Creek Research, Inc. and Safe Solutions, Inc. Under the terms of this agreement, Mill Creek Research, Inc. will issue 2,729,239 shares of common stock, $.001 par value, to the existing shareholders of Safe Solutions, Inc. for 2,729,239 shares of common stock of Safe Solutions, Inc., $0.0001 par value. In addition, Mill Creek Research, Inc. will issue 880,800 warrants to purchase 880,800 shares of Mill Creek Research, Inc. common stock at various exercise prices ranging from $0.10 to $0.30 per share to existing warrantholders of Safe Solutions, Inc., to replace the existing warrants previously issued under the same terms issued by Safe Solutions, Inc., which will then be cancelled. In addition to the 2,575,000 common shares of Mill Creek Research, Inc. outstanding prior to the effective date of the acquisition agreement, the company will have 5,304,239 shares issued and outstanding.

The pro forma unaudited consolidated condensed balance sheet is compiled as if the transaction had occurred on December 31, 2003. The pro forma condensed consolidated statements of income and cash flows for the period ended on December 31, 2003 also give effect as if the acquisition had occurred on December 31, 2003.

NOTE 3.  PER SHARE INFORMATION.

Pro forma net income (loss) per common share have been calculated using the weighted average number of Mill Creek Research, Inc.'s common shares outstanding during the period ended December 31, 2003 plus the common shares to be issued under the acquisition agreement as if the additional shares were outstanding throughout the period.

NOTE 4.   ACQUISITION ACCOUNTING METHOD.

The pro forma statements have been compiled using the pooling of interests method as the accounting principle applied to the acquisition agreement.

NOTE 5.  YEAR END.

The year ends of Mill Creek Research, Inc. and Safe Solutions is the calendar year ending on June 30 and December 31, respectively.


ITEM 8 - CHANGE IN FISCAL YEAR

    The Company has a fiscal year end of June 30, and Safe Solutions' fiscal year is December 31. The Company will retain its June 30th fiscal year end.


EXHIBITS
         2.0     Agreement and Plan of Reorganization
         3.0     Articles of Incorporation for Safe Solutions
         3.1     Articles of Amendment to Articles of Incorporation for
                 Safe Solutions
         3.2     By-Laws of Safe Solutions, Inc.
         23.1    Consent of Accountant

SIGNATURES
                            CERTIFICATION PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Form 8-K12(g) of Mill Creek Research, Inc. (the "Registrant") , date of event of September 24, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rita Thomas, Chairman of the Board of Directors, President, and Chief Executive Officer of the Registrant, certify, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, that:
       1.  I have reviewed this report on Form 8-K12(g) of the Registrant;
       2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
       3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this report;
       4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Registrant and I have:
                  a) designed such disclosure controls and procedures to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

                  b) evaluated the effectiveness of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the Evaluation Date); and
                  c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

        5. I have disclosed, based on our most recent evaluation, to the Registrant's auditors and the audit committee of Registrant's board of directors (or persons performing the equivalent function):
                  a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Registrant's ability to record, process, summarize and report financial data and have identified for the Registrant's auditors any material weaknesses in internal controls; and
                  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal controls; and

         6.  I  have  indicated  in  this  report  whether  or  not  there  were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
Pursuant to the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              Mill Creek Research, Inc.
Dated: June 21, 2004                          By:/s/ Rita Thomas
                                              ------------------
                                              Rita Thomas
                                              Chairman of the Board,
                                              President, Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Form 8-K12(g) Report of Mill Creek Research, Inc. (the "Registrant") dated September 24, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rita Thomas, Chief Executive Officer and Chief Financial Officer of the Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
     2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer; and
     3. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Pursuant to the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              Mill Creek Research, Inc.
Dated: June 21, 2004                          By:/s/ Rita Thomas
                                              ------------------
                                              Rita Thomas
                                              Chairman of the Board,
                                              President, Chief Executive Officer